UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  November 28, 2023
FINWISE BANCORP
(Exact name of registrant as specified in its charter)

Utah	001-40721	83-0356689
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

756 East Winchester St., Suite 100		84107
Murray,	Utah
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code:  (801) 501-7200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	FINW	The NASDAQ Stock Market LLC

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 28, 2023, in connection with the new Securities and Exchange Commission rules regarding universal proxy cards which became effective in 2022 and a periodic review of the bylaws of FinWise Bancorp (the “Company”), the Company’s board of directors (the “Board”) approved and adopted certain amendments (the “Amendments”) to the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”) which became effective upon their approval by the Board.

Among other things, the Amendments:

•address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”), such as requiring that shareholders intending to use the Universal Proxy Rules deliver a notice to the Company certifying in writing that they have complied with or will comply with the Universal Proxy Rules’ requirements and, upon the Company’s request, provide reasonable evidence that they have so complied;

•provide that if a shareholder submitting a director nomination fails to comply with the Universal Proxy Rules, then such nominee will be ineligible for election and any votes in respect of such nominee will be disregarded;

•require that a shareholder soliciting proxies from other shareholders use a proxy card color other than white; and

•clarify that the information and procedural requirements for director nominations also apply to special meetings of shareholders at which directors may be elected.

The Amendments also incorporate into the Amended and Restated Bylaws certain other administrative, technical, clarifying and conforming changes.

The Amended and Restated Bylaws, as amended, are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing summary of the Amendments is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, as amended.

Item 9.01Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of FinWise Bancorp (as amended as of November 28, 2023)
104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, FinWise Bancorp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 30, 2023	FINWISE BANCORP

/s/ Michael O'Brien
Name: Michael O'Brien
Title: Corporate Secretary and Executive Vice President